UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 2006

                           China Health Holding, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)



           Nevada                    333-119034                 98-0432681
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(State or other jurisdiction      (Commission File             (IRS Employer
     of incorporation)                 Number)              Identification No.)



                             Julianna Lu, BSc. MSc.
                             Chief Executive Officer
        101 Convention Center Drive, Suite 700, Las Vegas, NV 89109-2001
               (Address of principal executive offices) (Zip Code)
                   Issuer's telephone Number: 1 (877) 883-0979

                                 Mailing Address
                    Suite 600 - 666 Burrard St., Park Place,
                  Vancouver, British Columbia, Canada V6C 2X8
                   Issuer's telephone Number: 1 (604) 608-6788

                                   Copies to:
                            Richard A. Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On September 27, 2006, The Board of Directors of China Health Holding, Inc. (the "Company") formally ratified the appointment of Nick DeCotiis as President of the Company. There are no understandings or arrangements between Mr. DeCotiis and any other person pursuant to which Mr. DeCotiis was selected as an executive officer. Mr. DeCotiis does not have any family relationship with any director, executive officer or person nominated or chosen by us to become a director or executive officer.

     The Company has also entered into a Consulting Agreement with Mr. DeCotiis pursuant to which Mr. DeCotiis will provide global corporate development consulting services to the Company, including, advising the company with respect to global development, strategic planning, global strategic partnership and business development. The consulting agreement provides for a term of two years with an initial review after six months and annual reviews thereafter, at which time, the terms of the consulting agreement, including compensation, may be amended upon the mutual agreement of the parties. In consideration for the consulting services, the Company agreed to issue to Mr. De Cotiis 250,000 shares of its common stock and warrants to purchase 4,000,000 shares of the Company's common stock at a price of $.20 which warrants expire on September 18, 2011.

     Since 1990, Mr. DeCotiis has served as the President and CEO of the DeCotiis Group. Mr. DeCotiis also served as Manager and Vice-President of DeCotiis Group from 1980 through 1989. The DeCotiis has been involved in land development, management, construction, sales and marketing. DeCotiis Group has also been involved in the development of projects including, high-rise condominium towers, industrial parks and single and multifamily homes. Mr. DeCotiis has also supported charitable foundations in North America including Athletics 4 Kids, Children's Hospital, and the Lions Gate Hospital. Mr. DeCotiis attended the Simon Fraser University in BC, Canada.

     Also, on September 25, 2006, Dick Wu resigned as a director of the Company.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                China Health Holding, Inc.


Date: September 27, 2006                        /s/ Julianna Lu
                                                ----------------
                                                Julianna Lu
                                                Chief Executive Officer




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